Exhibit 99.1
Transdel Pharmaceuticals, Inc. June 2010

Safe Harbor Statement The Company cautions you that the statements included in this presentation that are not a description of historical facts are forward-looking statements. These include statements regarding: the Company's interpretation of the results of its Phase 3 clinical trial for Ketotransdel(r); the Company's ability to obtain regulatory approval to market Ketotransdel; and the Company's ability to complete additional development activities for products utilizing its proprietary transdermal delivery platform. Actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in the Company's business, including, without limitation: the outcome of the final analyses of the data from the Phase 3 clinical trial may vary from the Company's initial conclusions; the FDA may not agree with the Company's interpretation of such results or may challenge the adequacy of the Company's clinical trial design or the execution of the clinical trial; the FDA may continue to require the Company to complete additional clinical trials for Ketotransdel(r) before the Company can submit a 505(b)(2) NDA application; the results of any future clinical trials may not be favorable and the Company may never receive regulatory approval for Ketotransdel(r); and the Company's current need to raise additional funding to complete its product development plans. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. 2

Transdel Investment Highlights Experienced Management Team Novel transdermal delivery platform applicable to a broad range of drugs Ketotransdel(r) could be first in class topical NSAID cream for treatment of pain Technology applicable for additional pharmaceutical and cosmeceutical development programs Positive Phase 3 results for lead pain drug, Ketotransdel Statistically significant efficacy results and excellent safety in Phase 3 trial Large market opportunity for Ketotransdel U.S. market for NSAIDs and Cox-2 inhibitors is in excess of $8 billion per year Ketotransdel(r) may have advantages over recently launched topical pain medications Partnership/collaboration opportunity Discussions underway for sales/marketing opportunities for Ketotransdel Cosmeceutical product TDLP301 targeting cellulite out-licensed to strategic partners 3

Transdel Management Team John Lomoro, Acting Chief Executive Officer and Chief Financial Officer 18 years of financial experience with public and private organizations, including 5 years with Ernst & Young LLP Director, North America Accounting, Carl Zeiss Vision Inc. Certified Public Accountant Terry Nida, Chief Business Officer 30 years of pharmaceutical management experience: BMS, Centocor and Vivus Corporate Officer - General Management, Business Development, Sales and Marketing Participated/led development and launch of Centoxin, ReoPro, Remicade and Muse Joachim P. H. Schupp, M.D. , Chief Medical Officer 25 years of leadership experience in strategic design and execution of international clinical development projects, cross-functional project management and post-marketing surveillance in the pharmaceutical industry Senior management positions at Ciba-Geigy, Novartis, ProSanos , Adventrx Participated/led development and launch of Voltaren, Apligraf, Femara and Exjade 4

5 Epidermis Dermis Subcut. Tissue Muscle Transdermal Delivery System (TDS) Compatible with wide range of drugs and molecular sizes Allows solubilization of drugs with different physicochemical properties (lipophilic, hydrophilic and amphiphilic) Utilizes combination of penetration enhancers. Alter the structure of the outer layers of the skin (stratum corneum), Enhance the migration of the compounds through the skin and facilitate separation of the active components from the cream. Transdel's proprietary cream formulation enables active drug to penetrate the skin and reach targeted underlying tissue

Selected Pipeline Program Target Status Partner(s) Launch Date Ketotransdel Pain Phase III TBD* TDLP310 Cellulite Subject Trials JH Direct & Jan Marini Skin Research Anticipate 2010 TDLP320 Anti-Aging Formulation TBD* TDLP330 Pigmentation Formulation TBD* 6 *TDB - To Be Determined

Lead Pain Drug Ketotransdel Transdermal cream formulation of ketoprofen, and our proprietary patented Transdel drug delivery system Ketoprofen a non-steroidal anti-inflammatory drug (NSAID) among the most efficacious topical NSAIDs Contains 100mg of ketoprofen per 1g of cream Phase 1/2 and Phase 3 trials demonstrated: Statistically significant efficacy Excellent safety and tolerability Minimal blood concentrations 7

Clinical Design: Randomized, double-blind, placebo-controlled Study Population: Patients with acute soft tissue injuries (sprains & strains) Indication: Relief of pain from acute soft tissue injuries Dosing Regimen: Ketotransdel vs. Placebo (Vehicle) cream, 1g three times daily over 7 days Primary Endpoint: Change from baseline in pain intensity on Day 3 Visit ( +1, +2 days) with VAS measurement Secondary Endpoints: Safety assessments, various other efficacy variables Pharmacokinetics in subset of patients Clinical Sites: 26 (USA) Randomized: N=364 Ketotransdel Phase 3 Trial 8

Ketotransdel treated patients had statistically significant greater reductions in pain intensity than placebo cream treated patients in the modified ITT population; Pain curves over time show consistent separation between treatment groups reaching statistical significance in favor of Ketotransdel; using both the original and modified ITT population; Ketotransdel demonstrated excellent safety and tolerability; No treatment related gastrointestinal, cardiac, liver or other serious adverse events; No clinically relevant changes in blood and urine tests; Minimal blood concentrations of ketoprofen detected in pharmacokinetic study support the excellent safety profile of Ketotransdel approximately 1 - 2 % of oral ketoprofen dose 9 Ketotransdel Phase 3 trial TDLP-110-001 Conclusions

Healthy patients with localized pain History of gastrointestinal symptoms / gastrointestinal ulceration History of heart, liver, kidney disease or other serious medical conditions Elderly and Children Intake of multiple drugs for other conditions (minimize drug-drug interactions) Corticosteroid use with oral NSAIDs increases adverse risks 15-times Anti-coagulants with oral NSAIDs increase mortality by 12-times Cannot take drugs orally / have swallowing difficulties 10 Patients Who May Benefit From a Topical NSAID

Pain treatments are the third most-prescribed class of drugs in the U.S. Market for NSAIDs and Cox-2 inhibitors approaches $8 billion in the U.S. Oral NSAIDs are associated with serious gastro-intestinal, cardiac, renal and liver side effects Withdrawal of Bextra and Vioxx leaves multi-billion dollar market largely replaced by oral NSAIDs U.S. transdermal drug delivery market projected to reach $4.5 billion in 2012* OTC painkillers such as aspirin, acetaminophen (Tylenol) and Advil may result in safety concerns and may lack potency for acute musculoskeletal pain of moderate intensity Physicians and patients seek alternative options for effective and safe pain medications Ketotransdel, if approved by the FDA, could become the first topical NSAID cream product in the U.S. for acute pain management *Source: U.S. Transdermal Drug Delivery Markets, Frost and Sullivan, August 2006. 11 Ketotransdel Market Opportunity

NSAID Market Dynamics

- The withdrawal of Vioxx and Bextra has resulted in a significant decline in COX-2 prescriptions and a significant increase in NSAID prescriptions
  - After an increase in 2005 when the COX-2's were withdrawn, NSAID TRx's have continued to post steady year-over-year growth
- Since the introduction of Flector Patch and Voltaren Gel in late 2007 / early 2008, prescriptions for these two topical medications have increased substantially
  - In 2009, Voltaren Gel prescriptions surpassed Flector Patch prescriptions

Total Rx COX2s Vs. NSAIDs



IMS TRx - Millions
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
49.3
59.6
15.4
72.0
13.5
72.8
13.1
74.1
12.6
75.7
11.4
77.9
2004
2005
2006
2007
2008
2009
COX2s
NSAIDs

Topical NSAID (Diclofenac) TRx



IMS TRx - Millions
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.6
0.5
0.9
1.7
2008
2009
Voltaren Gel
Flector Patch

Note: Graphs denote total prescriptions, per IMS data.

12

Transdel Pharmaceuticals

Competitive Landscape FDA Approved Topical NSAIDs Product Indication Dosage Company Flector Patch 1.3% diclofenac Acute Pain (strains & sprains) 10 x 14 cm patch, 2 times per day King Pharma/ IBSA Voltaren Gel 1% diclofenac Osteoarthritis knee/ hands 2- 4 g qid (16g/d) ENDO/ Novartis Pennsaid 1.5% diclofenac Osteoarthritis knee 40 drops of liquid (10 drops to each of 4 sides of knee), 3-4 times per day Covidien/ NUVO 13

US Sales of Flector Patch and Voltaren Gel 14 (in millions) FY 2008 FY 2009 FY 2010 (E) Flector Patch (1) $ 128 $ 139 $ 180 Voltaren Gel (1) $ 24 $ 79 $ 96 Pennsaid (2) - - N.A. $ 152 $ 218 $ 276 (E) - Avg. of estimates by various sell-side analysts. - Product launched in 2008. Product launched in April 2010. Double digit growth estimated in 2010 for Flector and Voltaren Gel

Cosmeceuticals TDLP310 Lead product - anti-cellulite formulation License agreement with JH Direct, LLC Anticipate launch in second half of 2010 License agreement with Jan Marini Skin Research, Inc. Exclusive rights to U.S. professional dermatology market Expansion of cosmeceuticals pipeline formulations: TDLP320 - Pigmentation TDLP330 - Facial Fine Lines and Wrinkles In licensing discussions with potential partners 15

Contact Us 16 Transdel Pharmaceuticals, Inc . (OTC BB: TDLP.OB) 4225 Executive Square Suite 485 La Jolla, CA 92037 Corporate Headquarters Investor Contact John Lomoro Chief Financial Officer and Acting Chief Executive Officer (858) 457-5300 johnl@transdelpharma.com Please visit www.transdelpharma.com for more information.